UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2021

GENETHERA, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-27237	65-0622463
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3051 W 105th Ave. Westminster, CO	80031
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 587-5100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act   (17 CFR 240.13e-4(c))

ITEM 1.01 GENETHERA, INC. AND CUMMING MANAGEMENT GROUP, INC. ENTERED INTO A CONSULTING AGREEMENT

On April 9, 2021 GeneThera Inc. entered into a consulting agreement with Cumming Management Group, Inc. According to the terms on the agreement, Cumming will provide support services related to the construction of GeneThera’s Biosafety Level 3 (BSL-3) laboratory facilities to be used as molecular robotic diagnostic therapeutic and research facilities for SARS-CoV-2 and other zoonotic diseases. Scope of the services and fees are outlined in Exhibit A and B attached to the Consulting Agreement. GeneThera will proceed with Cumming as its sole consulting services provider for the related BSL-3 Lab project.

Item 9.01 EXHIBITS

Exhibit Number	Description
10.1	Collaboration Agreement
Exhibit A
Exhibit B

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

GeneThera, Inc.,
a Nevada Corporation

By:/s/ Antonio Milici
Antonio Milici, CEO

Date: April 27, 2021

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